Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
28. Income Taxes
The provision (benefit) for income taxes related to continuing operations consisted of the following (in thousands):

	For the year ended December 31, 2022	For the nine months ended December 31, 2021	For the three months ended March 31, 2021	For the year ended December 31, 2020
	Successor		Predecessor
Current expense
Federal	$384	$67	$18	$150
State	8	—	—	—
Subtotal	392	67	18	150
Deferred benefit
Federal	(13,953)	(6,085)	—	—
State	(3,571)	(1,164)	—	—
Subtotal	(17,524)	(7,249)	—	—
Provision (benefit) for income taxes	$(17,132)	$(7,182)	$18	$150
The following table presents a reconciliation of the applicable statutory U.S. federal income tax rate to the effective tax rate (dollars in thousands):

	For the year ended December 31, 2022	For the nine months ended December 31, 2021	For the three months ended March 31, 2021	For the year ended December 31, 2020
	Successor		Predecessor
Tax expense (benefit) at federal statutory rate	$(72,030)	$(88,623)	$2,935	$3,181
Effect of:
Noncontrolling interest	54,414	64,236	(3,060)	(3,480)
Permanent differences	(17)	(1,872)	—	—
Goodwill impairment	—	21,719	—	—
State taxes	(3,531)	(1,236)	—	—
Valuation allowance	3,073	—	—	—
Other tax adjustments	959	(1,406)	143	449
Provision (benefit) for income taxes	$(17,132)	$(7,182)	$18	$150
Effective Tax Rate	4.99%	1.70%	0.13%	0.99%

The effective tax rate is calculated by dividing the provision (benefit) for income taxes by net income (loss) from continuing operations before income taxes. The effective tax rate for the year ended December 31, 2022 differs from the U.S. federal statutory rate primarily due to income attributable to noncontrolling interests, state statutory income tax rates, and the impact of discrete tax items, which includes a $3.8 million charge (of which $3.1 million is federal and $0.7 million is included in state taxes adjustment) associated with the creation of a valuation allowance against net deferred tax assets, including net operating loss carry forwards and other deferred tax assets.
The effective tax rate for the nine months ended December 31, 2021 differs from the statutory rate primarily due to income attributable to noncontrolling interests and the impairment of book goodwill recorded during the period.
The effective tax rate for the Predecessor periods differs from the statutory rate primarily due to the business operating as a flow-through entity which was not subject to U.S. federal and state income taxes.
Prior to the Business Combination, FoA Equity operated as a U.S. partnership which, generally, are not subject to U.S. federal and state income taxes. After the Business Combination, FoA is taxed as a corporation and is subject to U.S. federal, state, and local taxes on the income allocated to it from FoA Equity, based upon FoA's economic interest in FoA Equity, as well as any stand-alone income it generates. FoA Equity and its disregarded subsidiaries, collectively, are treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, FoA Equity is not subject to U.S. federal and certain state and local income taxes. FoA Equity's members, including FoA, are liable for U.S. federal, state, and local income taxes based on their allocable share of FoA Equity's pass-through taxable income.
FoA Equity wholly owns certain regarded corporate subsidiaries for tax purposes. FoA Equity's regarded corporate subsidiaries are subject to U.S. federal, state, and local taxes on income they generate. As such, the consolidated tax provision of FoA includes corporate taxes that it incurs based on its flow-through income from FoA Equity as well as corporate taxes that are incurred by its regarded subsidiaries.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying value of assets and liabilities for financial reporting purposes and the amounts reported for income tax purposes. The Company recognizes deferred tax assets and liabilities for the expected future tax consequences attributable to these temporary differences and the expected benefits of net operating loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
Significant components of the Company's deferred tax assets and deferred tax liabilities are as follows (in thousands):

	December 31, 2022	December 31, 2021
Deferred tax assets
Loss carryforwards	$20,845	$8,582
Research and development tax credits	1,092	172
Earnout awards	5,183	—
TRA	983	9,107
Other	234	—
Gross deferred tax assets	28,337	17,861
Valuation allowance	(24,710)	(777)
Deferred tax assets, net of valuation allowance	3,627	17,084
Deferred tax liabilities
Investment in FoA Equity	4,428	35,345
Other	86	152
Gross deferred tax liabilities	4,514	35,497
Net deferred tax liability	$(887)	$(18,413)

The federal and state net operating loss ("NOL") carryforwards amount to approximately $80.3 million and $32.8 million at December 31, 2022 and December 31, 2021, respectively. It is expected that these NOL's will not expire.
A valuation allowance is provided when it is more likely than not that a portion or all of a deferred tax asset will not be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies, and recent results of operations. During 2022, resulting from a reduced demand for mortgage products from the previously reported Mortgage Originations segment and compressed margins, the Company decided to exit that business. Management assessed the existing taxable temporary differences that will reverse through the course of ordinary business and concluded the Company will not more likely than not generate sufficient taxable income to utilize the current attributes, and a valuation allowance was established for the deferred tax asset in excess of deferred tax liabilities. Management has also determined that the future sources of taxable income from reversing taxable temporary differences that comprise the investment in FoA Equity deferred tax liability would only be fully realized upon sale of FoA's interest in FoA Equity. Accordingly, the deferred tax liability from investment in FoA Equity has been treated as an indefinite-lived intangible and is limited by the federal net operating loss utilization rules. Thus an incremental valuation allowance was recorded for the amount subject to the limitation. The net change in the valuation allowance was $23.9 million for the year ended December 31, 2022, and $0.6 million for the Successor nine months ended December 31, 2021. Furthermore, the effect both of a change in the beginning-of-the-year balance of a valuation allowance and changes from income or loss in the current year have been included in provision (benefit) for income taxes. $11.8 million of decreases in the valuation allowance associated with transactions with noncontrolling interests in the current year are offset to additional paid-in capital.
Net deferred tax liabilities are included in payables and other liabilities in the Consolidated Statements of Financial Condition.
Tax positions taken in tax years that remain open under the statute of limitations will be subject to examinations by tax authorities. With few exceptions, the Company is no longer subject to state or local examinations by tax authorities for tax years ended December 31, 2018 or prior.
The Company's unrecognized tax benefits, excluding related interest and penalties, were (in thousands):

	For the year ended December 31, 2022	For the nine months ended December 31, 2021	For the three months ended March 31, 2021	For the year ended December 31, 2020
	Successor		Predecessor
Unrecognized tax benefits—beginning of period	$74	$—	$—	$—
Increases on tax positions related to the current period	233	74	—	—
Unrecognized tax benefits—end of period	$307	$74	$—	$—

If recognized, the entire amount of the tax benefits disclosed above, would reduce the annual effective tax rate. FoA does not believe that it will have a material increase or decrease in its unrecognized tax benefits during the coming year.